UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2020 (September 14, 2020)
 OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
6.375% Notes due 2025	OFSSL	The Nasdaq Global Select Market
6.50% Notes due 2025	OFSSZ	The Nasdaq Global Select Market
5.95% Notes due 2026	OFSSI	The Nasdaq Global Select Market
6.25% Notes due 2023	OFSSG	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.
On September 18, 2020, OFS Capital Corporation, a Delaware corporation (the “Company”), and U.S. Bank National Association (the “Trustee”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, dated as of April 16, 2018, between the Company and the Trustee (the “Base Indenture”; and together with the Fourth Supplemental Indenture, the “Indenture”), relating to the Company’s issuance of $25,000,000 aggregate principal amount of its 6.25% notes due 2023 (the “Notes”).
The Notes will mature on September 30, 2023, and the Company may redeem the Notes in whole or in part at any time, or from time to time on or after September 30, 2021 at the redemption price of 100% of the aggregate principal amount thereof plus accrued and unpaid interest. The Notes bear interest at a rate of 6.25% per year payable on January 31, April 30, July 31 and October 31 of each year, commencing on January 30, 2021. The Notes are direct unsecured obligations of the Company and rank pari passu, or equal, with any future unsecured, unsecured indebtedness, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes, effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which the Company subsequently grants a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company's senior secured revolving credit facility with Pacific Western Bank, as amended (the "PWB Credit Facility"), and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.
The net proceeds the Company received from the sale of the Notes was approximately $23,950,000 based on a public offering price of $25 per Note, after deducting the underwriting discount and commissions payable by the Company and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes. The Company also intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under the PWB Credit Facility. As of September 10, 2020, the Company had $15.0 million of indebtedness outstanding under the PWB Credit Facility. The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-236517), the preliminary prospectus filed with the Securities and Exchange Commission on September 14, 2020, the pricing term sheet filed with the Securities and Exchange Commission on September 15, 2020 and the final prospectus supplement dated September 15, 2020. The transaction closed on September 18, 2020.
The foregoing descriptions of the Fourth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 8.01 – Other Events.
On September 14, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named in Schedule I thereto (the "Underwriters"), in connection with the issuance, offer and sale of the Notes. In addition, pursuant to the Underwriting Agreement, the Company granted an option to the Underwriters to purchase up to an additional $3,750,000 aggregate principal amount of the Notes.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.
 Item 9.01 – Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated September 14, 2020 by and among OFS Capital Corporation, OFS Capital Management, LLC, OFS Capital Services, LLC, and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Fourth Supplemental Indenture dated of September 18, 2020 between OFS Capital Corporation and U.S. Bank National Association, as trustee.
4.2	Form of 6.25% Notes due 2023 (incorporated by reference to Exhibit 4.1 and Exhibit A therein).
5.1	Opinion of Eversheds Sutherland (US) LLP
23.1	Consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit 5.1)
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS Capital Corporation

Date: September 18, 2020	By:	/s/ Bilal Rashid
Chief Executive Officer